Supplement dated August 12, 2015 to your variable annuity Prospectus dated May 1, 2015 for the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Plan of Substitution and Transfer of the Pacific Select Fund American Funds® Growth, American Funds Growth-Income, and American Funds Asset Allocation Portfolios

The Pacific Select Fund (“PSF”) Board of Trustees approved a plan of liquidation of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, and the American Funds Asset Allocation Portfolio (the “PSF Portfolios”) and the submission of a plan of substitution (“Plan of Substitution”) by Pacific Life Insurance Company for vote by affected Contract Owners. The Plan of Substitution, if approved, will allow the substitution of the PSF Portfolios with American Funds Insurance Series® Funds (the “AFIS Funds”) as follows:

FROM	TO
Pacific Select Fund American Funds Growth Portfolio	American Funds Insurance Series Growth FundSM (Class 4)
Pacific Select Fund American Funds Growth-Income Portfolio	American Funds Insurance Series Growth-Income FundSM (Class 4)
Pacific Select Fund American Funds Asset Allocation Portfolio	American Funds Insurance Series Asset Allocation FundSM (Class 4)

If the Plan of Substitution is approved, we anticipate that the proposed liquidation and substitution will occur on or about October 30, 2015 (the “Substitution Date”). This is not a liquidation or substitution of your Variable Annuity Contract.

On the Substitution Date, any Contract Value that remains allocated to the PSF Portfolio Subaccounts after the close of business will be transferred to the Subaccounts corresponding to the AFIS Funds as described in the table above. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the PSF Portfolios and the AFIS Funds, as of the close of business on the Substitution Date. You will not incur any fees or charges or tax liability because of the substitution and your Contract Value immediately before the substitution will be equal to your Contract Value immediately after the substitution. The substitution transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Substitution Date, the PSF Portfolio Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates a PSF Portfolio Subaccount will be deemed an instruction for the corresponding AFIS Fund Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option).

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Substitution Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Liquidation and Transfer of the Pacific Select Fund Precious Metals Portfolio

The Pacific Select Fund (“PSF”) Board of Trustees approved a plan of liquidation (“the Plan”) of the Precious Metals Portfolio and the submission of the Plan by Pacific Life Insurance Company for vote by affected Contract Owners. The Plan, if approved, will allow the liquidation and transfer of the Precious Metals Portfolio to the Fidelity® VIP Money Market Portfolio (Service Class).

If the Plan is approved, we anticipate that the proposed liquidation and transfer will occur on or about October 30, 2015 (the “Transfer Date”). This is not a liquidation of your Variable Annuity Contract.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the Precious Metals Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

On the Transfer Date, any Contract Value that remains allocated to the Precious Metals Subaccount after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Precious Metals Portfolio and Fidelity VIP Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The liquidation and transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given Contract Year.

After the Transfer Date, the Precious Metals Portfolio Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Precious Metals Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Fidelity Variable Insurance Products Money Market Portfolio change in fundamental concentration policy and portfolio name.

At a special shareholder meeting of the Fidelity VIP Money Market Portfolio, shareholders approved a proposal to modify the portfolio’s fundamental concentration policy to enable the portfolio to operate as a government money market fund. As a result of the change, the portfolio will change its name to Government Money Market Portfolio. These portfolio changes are expected to become effective in the fourth quarter of 2015. When this change occurs, all references to the Fidelity VIP Money Market Portfolio in the Contract Prospectus will be changed to Fidelity VIP Government Money Market Portfolio. See the Fidelity VIP Money Market Portfolio prospectus for additional information at www.PacificLife.com.

Form No.	NYSUP0815